HOSOI GARDEN MORTUARY, INC.





To Our Shareholders and Friends:

     Best wishes for this New Year.

     It is time again for the annual meeting of the shareholders of Hosoi Garden Mortuary, Inc. which will be held on Sunday, January 21, 2001, at 30 North Kukui Street (corner of Nuuanu Avenue and Kukui Street), Honolulu, Hawaii, at 11:00 a.m. Lunch will be served after the business meeting.

     Your faith and trust in us in the years past have been most helpful. We look to your continued support and encouragement in our effort to reach the objectives of the Company.

     Enclosed please find the following:

     1.  Letter to the Shareholders from Mrs. Sadako Hosoi

     2.  Notice of Annual Meeting of Shareholders

     3.  Proxy card and return envelope

     4.  Proxy statement

     5.  Annual Report

     Please note that your dividend check for the fiscal year ended May 31, 2000 is being sent to you in a mailing separate from these proxy materials.

                             Sincerely,



                             Clifford Hosoi
                             President and Chief Executive Officer

Honolulu, Hawaii
December 22, 2000

                     HOSOI GARDEN MORTUARY, INC.



Dear Shareholders:

     Thought I'd write a short note to kindly remind you that it is time again for our annual meeting. I hope that this will find you all in the best of health.

     Most importantly is that I wish to thank you all very much for the support and confidence you've given us through all the years.
I'm certainly thankful and would like to express my appreciation to you all.

     Briefly, we look forward to serving the community with continued care and quality and to continually commit our efforts toward maintaining and improving the excellence of our operations as well as to achieve our future objectives.

     Again, thank you for your continued support.

                             Sincerely,


                             Sadako Hosoi
                             Director and
                               Chairperson of the Board Emeritus



Honolulu, Hawaii
December 22, 2000

                     HOSOI GARDEN MORTUARY, INC.

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





To Shareholders of HOSOI GARDEN MORTUARY, INC.:


     Notice is hereby given that the Annual Meeting of Shareholders of Hosoi Garden Mortuary, Inc. (the "Company") will be held on Sunday, January 21, 2001, at 11:00 A.M. at 30 North Kukui Street, corner of Nuuanu Avenue and Kukui Street, Honolulu, Hawaii, for the following purposes:

     (1) To elect three (3) directors to serve until the 2004 annual meeting of shareholders and until their successors are elected;

     (2)  To elect an auditor; and

     (3) To vote upon other business properly before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on November 13, 2000 will be entitled to notice of and to vote at the Annual Meeting. All shareholders are cordially invited to attend the meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             Elaine Nakamura
                             Secretary



Honolulu, Hawaii
December 22, 2000

                     HOSOI GARDEN MORTUARY, INC.
                        30 North Kukui Street
              (Corner of Nuuanu Avenue and Kukui Street)
                       Honolulu, Hawaii 96817

                         December 22, 2000


                          PROXY STATEMENT


GENERAL INFORMATION

          The accompanying proxy is solicited on behalf of the Board of Directors of Hosoi Garden Mortuary, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 11:00 A. M. on Sunday, January 21, 2001, at 30 North Kukui Street (corner of Nuuanu Avenue and Kukui Street), Honolulu, Hawaii 96817, and any adjournments thereof.

          Attached to this proxy statement is your proxy. The Board of Directors will vote all proxies it receives which are properly signed and received in time. If you send the Board of Directors your proxy, it will be voted according to how you fill out the proxy. However, if you send your proxy to the Board, but do not tell the Board how to vote by filling out the proxy, the Board will vote your proxy according to its recommendations explained in this proxy statement.

          The Board is seeking to have the proxy, proxy statement, annual report and other materials sent to the shareholders between December 22 and 23, 2000.


REVOCABILITY OF PROXY

          You may revoke your proxy any time before the proxy is voted. You can revoke your proxy only if you inform the secretary of the Company in writing, as provided in the Company's by-laws. You can also change your proxy by sending another proxy of later date to the Board.

          Your attendance at the Annual Meeting in person will not revoke the proxy you give to the Board. But if you attend the Annual Meeting in person, you still may revoke any proxy you have given and you may vote your shares in person.


SHAREHOLDERS WHO MAY VOTE

          Only shareholders of record at the close of business on November 13, 2000, may vote at the Annual Meeting. On November 13, 2000, there were 1,662,731 shares outstanding, with each share entitled to one vote. A quorum consists of the holders of a majority of the outstanding shares, present either in person or by proxy. There are 527,854 shares in the treasury which are not included in calculating such number and shall not be voted.


CUMULATIVE VOTING

          Cumulative voting is governed by Hawaii Revised Statutes
Section 415-33. If a request for cumulative voting is delivered in writing to an officer of the Company not less than forty-eight
(48) hours prior to the time set for the Annual Meeting of Shareholders, cumulative voting will be used for the election of directors. If cumulative voting is used, each shareholder shall be entitled to as many votes as shall equal the number of his shares multiplied by the number of directors to be elected. He may cast all of such votes for a single director or may distribute them among any two or more of the number to be elected as he may see fit. If no request for cumulative voting is received, each shareholder will be entitled to one vote per share for each position on the Board of Directors.


PERSONS MAKING THE SOLICITATION AND COST

          The accompanying proxy is solicited by mail on behalf of the Board of Directors of the Company. The Company will pay the cost of solicitation of proxies. Following the mailing of proxy soliciting material, officers, employees and directors of the Company may, without additional expense, solicit proxies by appropriate means, including by mail, telephone, fax or personal interview.


SECURITIES MARKET AND DIVIDENDS

          The common shares of the Company are neither traded nor listed on an exchange and has no established public trading market. The records of the Company indicate that very few shares are transferred. During the fiscal year ended May 31, 2000, the Company redeemed 15,255 shares at $4.25 per share, some of which were acquired as payment for funeral expenses incurred by the shareholders.

          Effective November 1, 2000, the Board of Directors authorized the redemption of shares (for either cash or services) at $4.00 per share.

          There were 1,568 record holders of common shares as of November 13, 2000.

          A cash dividend has been declared and paid once a year since 1969. The dividend declared in October, 2000 was $.045 per share and in October, 1999 was $.06 per share.


          UPON REQUEST THE COMPANY WILL SEND TO YOU AT NO CHARGE A COPY OF FORM 10-KSB, THE ANNUAL REPORT INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENTS SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE MOST RECENT FISCAL YEAR.
TO REQUEST A COPY, YOU MUST WRITE TO:

          MRS. ELAINE NAKAMURA, SECRETARY
          HOSOI GARDEN MORTUARY, INC.
          30 NORTH KUKUI STREET
          HONOLULU, HAWAII 96817


SOLICITED PROXIES WILL BE VOTED ON THE FOLLOWING MATTERS

          The Board of Directors intends to vote solicited proxies on the following matters:

               I. To elect three (3) directors to serve until the 2004 annual meeting of shareholders and until their successors are elected;

               II.    To elect an auditor; and

               III. To vote upon other business properly before the meeting or any adjournment thereof.

     I.   TO ELECT THREE (3) DIRECTORS TO SERVE UNTIL THE 2004
          ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS
          ARE ELECTED

          The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each. The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis. At the 2001 annual meeting of the shareholders, three directors will be elected to serve until the 2004 annual meeting of the shareholders and until their respective successors are elected.

          The Board of Directors' three nominees for directors are Clifford Hosoi, Rene Mansho and Ricky Manayan. All three of these nominees are currently directors of the Company. Each nominee has consented to serve as a director, if elected.

          Proxies in the accompanying form will (unless a contrary direction is indicated therein) be voted to elect the foregoing nominees (who have been nominated by the present Board of Directors) as directors to serve, subject to the Articles of Association and By-Laws of the Company. If any of the nominees listed is not available for election at the Annual Meeting (a contingency which the management of the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of such other persons as may be necessary to fill such vacancies. Proxies in the accompanying form will be voted for the election of such other persons unless authority to vote such proxies in the election of directors has been withheld.

      II. TO ELECT AN AUDITOR.

          The Board of Directors recommends the election of Endo & Company, a firm of certified public accountants, as auditor for the year commencing June 1, 2001. Endo & Company was elected as auditor for the year commencing June 1, 2000 at the Annual Meeting held on January 23, 2000. A representative of Endo & Company will be present at the Annual Meeting, will make a statement if the shareholders desire and will respond to any appropriate questions raised at the meeting.

          With respect to the election of the Auditor, each shareholder is entitled to one vote for each share.

     III. TO VOTE UPON OTHER BUSINESS PROPERLY BEFORE THE MEETING.

          Management does not intend to bring any matters before the meeting other than the election of directors, election of auditor, and presentation of President's Report with the financial statements for the fiscal year ended May 31, 2000. Management does not have any information that other matters will be brought before the meeting, or any adjournment or adjournments thereof. If other matters are introduced, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.


INFORMATION ON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
DIRECTORS, AND EXECUTIVE OFFICERS

          A.  PRINCIPAL SHAREHOLDERS

          The Herman S. Hosoi Trust, whose trustees are Sadako Hosoi and Julie S. Shimonishi, and the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S. Shimonishi, are the only persons who own of record or are known to the Company to own beneficially more than five percent of the common shares of the Company as of May 31, 2000. Certain information about the holders is set forth in the table below.



TITLE OF   NAME AND ADDRESS OF   NATURE OF BENEFICIAL   NO. OF
PERCENT OF
CLASS      BENEFICIAL OWNER      OWNERSHIP              SHARES   CLASS


Common     Julie S. Shimonishi   Shared as co-trustee   158,250   9.53%
           30 N. Kukui Street    of the Herman S.
           Honolulu, HI 96817    Hosoi Trust

                                 General Partner of     160,250   9.66%
                                 the Hosoi Family
                                 Limited Partnership,
                                 as Trustee of the
                                 Hosoi Family
                                 Voting Trust

                                 Custodian for Chad       8,000   0.48%
                                 Shimonishi and Lane
                                 Shimonishi under
                                 HUGMA

                                 Direct                  52,534   3.17%

                                 Total                  379,034  22.84%


Common     Sadako Hosoi          Shared as co-trustee   158,250   9.53%
           30 N. Kukui Street    of the Herman S.
           Honolulu, HI 96817    Hosoi Trust

                                 Settlor of the Hosoi   160,250   9.66%
                                 Family Voting Trust
                                 and limited partner
                                 of the Hosoi Family
                                 Limited Partnership

                                 Total                  318,500  19.19%

Common     Herman S. Hosoi Trust Direct                 158,250   9.53%
           Sadako Hosoi and
           Julie S. Shimonishi,
           Trustees
           30 N. Kukui Street
           Honolulu, HI 96817


Common     Hosoi Family Limited  Direct                 160,250   9.66%
           Partnership (1)
           30 N. Kukui Street
           Honolulu, HI 96817

                                       -5-



(1)  The Sadako Hosoi Trust, by its trustees Sadako Hosoi and Julie
     S. Shimonishi, transferred 160,250 shares of the Company to the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustee Julie S. Shimonishi, and whose limited partner is Sadako Hosoi. Julie
     S. Shimonishi, as trustee, exercises voting and investment powers over those shares pursuant to the Hosoi Family Voting Trust Agreement dated December 30, 1994, between Sadako Hosoi, as settlor, and Julie S. Shimonishi, as trustee.

          B.  DIRECTORS AND EXECUTIVE OFFICERS

          Certain information with respect to the holdings of common shares of the directors and executive officers of the Company as of May 31, 2000, is set forth in the table below.


TITLE OF  NAME OF                       AMOUNT AND NATURE OF    PERCENT OF
CLASS     BENEFICIAL OWNER (1)          BENEFICIAL OWNERSHIP    CLASS


Common    Julie S. Shimonishi           379,034 (2)             22.84%

Common    Sadako Hosoi                  318,500 (3)             19.19%

Common    Clifford Hosoi                 52,532 (4)              3.17%

Common    Anne T. Tamori                 56,534 (5)              3.41%

          All directors and officers    489,100                 29.42%
     as a group (12 persons) (6)

(1)  The address of each person is 30 N. Kukui Street, Honolulu,
     Hawaii 96817.

(2)  Includes:

     52,534 shares (3.17%)   as to which Ms. Shimonishi exercises
                             sole voting and investment powers;

     8,000 shares (0.47%)    as to which Ms. Shimonishi exercises
                             sole voting and investment powers as
                             Custodian for Chad Shimonishi and Lane
                             Shimonishi under HUGMA;

     158,250 shares (9.53%)  as to which Ms. Shimonishi and Sadako
                             Hosoi share  voting and investment
                             powers as trustees of the Herman S.
                             Hosoi Trust; and

     160,250 shares (9.66%)  as to which Ms. Shimonishi, as trustee of the Hosoi Family Voting Trust, has
                             voting and investment powers over the
                             shares owned by the Hosoi Family
                             Limited Partnership.



                                 -6-


(3) Voting and investment powers over 158,250 shares of the Company are shared by Sadako Hosoi and Julie S. Shimonishi, as Trustees of the Herman S. Hosoi Trust, which owns 158,250 shares of the Company.

     Voting and investment power over 160,250 shares of the Company are exercised by Julie S. Shimonishi, as trustee under the Hosoi Family Voting Trust. See the preceding table for more information about the Hosoi Family Limited Partnership and the Hosoi Family Voting Trust.

(4)  Voting and investment powers exercised solely.

(5)  Includes:

     52,534 shares (3.17%)   as to which Mrs. Tamori exercises sole
                             voting and investment powers; and

     4,000 shares (0.24%)    as to which Mrs. Tamori exercises sole
                             voting and investment powers for Ryan
                             Tamori under HUGMA.

(6) Rene Mansho, Ricky C. Manayan, Berton T. Kato, Robert Kuwahara and Glenn Suetsugu, who are currently serving as directors, and Elaine Nakamura, David Fujishige and Keith Numazu, who are currently serving as officers, do not own any shares of the Company.


INFORMATION ON DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

          The Board of Directors is comprised of nine members who serve staggered three-year terms. One-third of the directors will be elected each year for a three-year term. Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of Directors.

          The Board of Directors of the Company has no audit or compensation committees or committees performing similar functions.

          A. The following table sets forth the directors' and executive officers' names, ages, position and year of appointment or election, relationship, and business experience.


NAME            AGE   OFFICE     BUSINESS EXPERIENCE AND FAMILY
RELATIONSHIP

NOMINEES FOR ELECTION AS DIRECTORS - TERMS TO EXPIRE IN 2002


Sadako Hosoi    83    Director         Widow of Herman Hosoi, founder of the
                      (since 1957)     Company; in the past, served as
                                       Treasurer and Chairperson of the
                                       Board of the Company; Director of
                                       Garden Life Plan, Ltd.; mother of
                                       Julie Shimonishi, Director, Clifford
                                       Hosoi, Director and President, and
                                       Anne Tamori, Director and Vice
                                       President

Berton T.       52    Director         Attorney (admitted to the Bar of the
Kato                  (since 1996)     State of Hawaii in 1973); Director
                                       Garden Life Plan, Ltd.

Anne T. Tamori  53    Director         Employed by the Company since 1978;
                      (since 1994)     Vice President since 1994; daughter
                      Vice President   of Sadako Hosoi, Director; sister of
                      (since 1994)     Clifford Hosoi, Director and
                                       President, and Julie S. Shimonishi,
                                       Director


DIRECTORS WHOSE TERMS EXPIRE IN 2001

Rene Mansho     51    Director         City Council member, City and County
                      (since 1993);    of Honolulu, Hawaii (since 1988);
                      Chairperson of   School teacher, Vice-Principal and
                      the Board        Administrator, Department of
                      (since 1994)     Education, State of Hawaii (1971-
                                       1988); other organizations include
                                       Hawaii State Association of Counties,
                                       Mililani Hongwanji, Mililani YMCA,
                                       Honolulu Japanese Chamber of
                                       Commerce, Goodwill Industries, Great
                                       Aloha Run, Salvation Army, Wahiawa
                                       Lions, Muscular Dystrophy Association
                                       of Hawaii

Clifford Hosoi  51    Director         Licensed embalmer since 1979; Funeral
                      (since 1989);    Director since 1985; Vice President
                      President and    of the Company from 1989 - 1994;
                      Chief Executive  Director Garden Life Plan, Ltd.; son
                      Officer (since   of Sadako Hosoi, Director, brother of
                      1994)            Julie S. Shimonishi, Director, and
                                       Anne Tamori, Director and Vice
                                       President

Ricky C.        41    Director         Manager - Prepaid Card Programs, GTE
Manayan               (since 1995)     Hawaiian Tel; President of Rick
                                       Manayan Associates; President of
                                       East-West Real Estate Co., Inc.;
                                       President of Transpacific Empire,
                                       Inc.


NAME            AGE   OFFICE     BUSINESS EXPERIENCE AND FAMILY
RELATIONSHIP

DIRECTORS WHOSE TERMS EXPIRE IN 2000


Julie S.        54    Director         School teacher, Department of
Shimonishi            (since 1979)     Education, State of Hawaii since
                                       1970; daughter of Sadako Hosoi,
                                       Director; sister of Clifford Hosoi,
                                       Director and President, and sister
                                       of Anne Tamori, Director and Vice
                                       President

Robert K.       53    Director         Certified Public Accountant since
Kuwahara              (since 1995)     1975; actively involved in human
                                       services organizations such as the
                                       YMCA

Glenn Suetsugu  51    Director         Real estate appraiser; real property
                      (since 1999)     sales and management; volunteer work
                                       for the Boy Scouts of America


OTHER EXECUTIVE OFFICERS


David Fujishige 52    Vice President   Employed by the Company since 1989;
                      (since 1994)     Funeral Director since 1991; Food
                                       Production Supervisor, Rehabilitation
                                       Hospital of the Pacific (1980-1991)


Keith Numazu    38    Treasurer        Employed by the Company as assistant
                      (since 1994)     bookkeeper and programmer since 1992;
                                       Systems Operator/Analyst,
                                       Consolidated Amusement, Inc. (1991-
                                       1992); Senior Systems
                                       Analyst/Programmer, Holmes and
                                       Narver, Inc., and Raytheon
                                       Services Nevada (1987-1991)

Elaine Nakamura 62    Secretary        Employed by the Company since 1963
                      (since 1972)


(1) None of the current directors of the Company is a director of an investment company registered under the Securities Exchange Act of 1934. All officers serve at the pleasure of the Board of Directors.


     B.  Shareholders, Board, Committees - fiscal year ended May
31, 2000.

         The shareholders of the Company last met on January 23, 2000. 1,037,025 shares representing 61.59% of shares issued and outstanding were present in person or by proxy. All members of the Board of Directors were elected by holders of at least 63.93% of the shares outstanding.

         A nominating committee was formed with Sadako Hosoi, Julie Shimonishi, Berton Kato and Anne Tamori as members at the October 19, 2000 Board meeting to designate nominees for election at the annual meeting. Shareholders may suggest nominees by contacting Sadako Hosoi, Julie Shimonishi, Berton Kato and Anne Tamori at the Company's address. No specific format or information is required to nominate a person as a director. Nominations must be received by the close of nominations during the course of the Annual Meeting on January 21, 2001, to be acted upon at that Annual Meeting.

         The Company's Board of Directors established a Finance Committee which was tasked with the responsibility to oversee and monitor management's and the independent auditor's participation in the financial reporting process. The members of the Finance Committee are Robert Kuwahara (Chairperson), Ricky Manayan and Glenn Suetsugu. The Finance Committee reviewed the preliminary financial statements of the Company for the fiscal year ended May 31, 2000, and discussed with management and the independent auditor the status of the financial audit of Garden Life Plan, Ltd. (a significant subsidiary of the Company) for fiscal years ending
May 31, 1999 and 2000, and its impact on the financial statements of the Company. See page 6 of the attached Annual Report for further discussion on the financial audit of Garden Life Plan, Ltd. Upon the completion of the audit of Garden Life Plan, Ltd.'s financial statements, the Finance Committee will review the Company's restated financial statements and complete its report to the Board of Directors. The Finance Committee's report will be attached to and filed with the amended Annual Report (Form 10-KSB\A).


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth the information, on an accrual basis, with respect to the compensation of the chief executive officer of the Company for the three fiscal years ended May 31, 2000.


NAME AND                YEAR ENDED         ANNUAL        OTHER
POSITION                MAY 31             COMPENSATION  COMPENSATION

Clifford Hosoi          1998               $46,731       $ 7,420  (1)
President/Chief         1999               $52,961       $ 8,098  (2)
Executive Officer       2000               $64,788 (3)   $ 8,987  (4)



                                 -10-



(1)  Amount shown includes $2,337 contributed to the Company's
     Money Purchase Pension Plan, $3,583 contributed to the
     Company's Profit Sharing Plan and $1,500 fees paid as a director.

(2)  Amount shown includes $2,355 contributed to the Company's
     Money Purchase Pension Plan, $3,668 contributed to the
     Company's Profit Sharing Plan and $2,075 fees paid as a director.

(3)  Amount shown includes retroactive pay of $7,292.

(4)  Amount shown includes $3,239 contributed to the Company's
     Money Purchase Pension Plan, $4,248 contributed to the
     Company's Profit Sharing Plan and $1,500 fees paid as a director.


         The total annual salary and bonus for any other executive officer does not exceed $100,000.

         The standard fees paid to directors are $100 for each Board of Directors meeting attended and $25 for each committee meeting attended.

COMPENSATION PURSUANT TO PLANS

(a) PROFIT-SHARING PLAN. The Company has established a profit-sharing plan for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the profit-sharing plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company's contribution to the profit-sharing plan is discretionary and may be up to 15% of the participant's eligible compensation. The Company's total contributions shall not exceed the amount allowable by income tax regulations. The amounts charged against income for the profit-sharing plan in 2000 and 1999 was $40,000 in each year. The Company's allocation of contributions among eligible members is based on their respective compensation and is allocated proportionately.

The investment decision for the profit-sharing plan is formulated by a registered investment advisor through Pacific Century Trust.

(b) MONEY PURCHASE PENSION PLAN. The Company has established a money purchase pension plan, which became effective as of June 1, 1990, for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the money purchase plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company is required to contribute 5% of each participant's eligible compensation to the money purchase plan. The Company's total contributions cannot exceed the amount allowable by income tax regulations. The amounts charged against income for the money purchase pension plan in 2000 and 1999 were $33,845 and $26,820, respectively.

The investment decision for the money purchase plan is formulated by a registered investment advisor through Smith Barney, Inc.


TRANSACTION WITH DIRECTORS AND OFFICERS

         The Company operates its business at 30 North Kukui Street, Honolulu, Hawaii, 96817, on the northwest corner of Nuuanu Avenue and Kukui Street in Honolulu Hawaii. The business site consists of 92,773 square feet, of which the Company owns a 78/104th interest. The Herman S. Hosoi Trust owns a 13.65/104th interest and the Hosoi-Tamori-Shimonishi Trust owns the remaining 12.35/104th interest. The trustees and beneficiaries of both trusts include directors, officers and shareholders of the Company.

         The portion owned by the Company is owned in fee simple. The Company leases the portion owned by the Herman S. Hosoi Trust and Hosoi-Tamori-Shimonishi Trust ("Trusts") under a fifteen-year lease that expires on October 31, 2014. The lease provides for an annual base rent of $112,200 for the period from November 1, 1999 to October 31, 2004, and annual base rent of $132,000 for the period from November 1, 2004 to October 31, 2009. Additionally, the lease provides for the payment of percentage rent on the Company's annual gross revenues. The Company is also responsible for the payment of real property taxes on the portion of the land owned by the Trusts. Total rental expense was $216,776 and $345,636 in fiscal years 2000 and 1999, respectively.


SECTION 16(a) REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file, on forms 3, 4 and 5, reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. No such reports were required to be filed for 2000 and 1999.


ACTION WITH RESPECT TO REPORTS

         Minutes of the last annual meeting of the shareholders held on January 21, 2000, will be read and the shareholders will be requested to approve or disapprove the minutes. Approval or disapproval of the minutes will not constitute approval or disapproval of the matters referred to in such reports or minutes.

         The President will give a report at the meeting. All records of the Company, including the minutes of the meetings of the Board of Directors and the shareholders held during the preceding year are available for review by the shareholders at the office of the Company.


VOTE REQUIRED FOR APPROVAL

         A majority vote of shareholders present, in person or by proxy, shall be required in matters other than the election of directors.


ANNUAL REPORT TO SHAREHOLDERS

         The annual report to shareholders, consisting of the President's and Chief Executive Officer's letter and the comparative financial statements for the years ended May 31, 2000 and May 31, 1999, is included with this Proxy Statement.


RETURN OF PROXY

         If you do not plan to attend the Annual Meeting in person, we urge you to execute the proxy and return it promptly in the enclosed business reply envelope.


SHAREHOLDER PROPOSALS FOR 2001

         Proposals of shareholders intended to be presented at the annual meeting of the Company in January or February 2002 must be received by the Company on or before September 15, 2001.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             By Elaine Nakamura, Secretary

December 22, 2000

WHETHER YOU PLAN TO ATTEND OR NOT, YOU ARE URGED TO MARK, DATE,
SIGN AND RETURN THE ENCLOSED PROXY. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

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